COMMON STOCK
                              PURCHASE AGREEMENT


                        ADVANCED TISSUE SCIENCES, INC.
                                      AND
                          SMITH & NEPHEW SNATS, INC.


                               JANUARY 14, 1998

                               TABLE OF CONTENTS
                               -----------------
                                                                       Page
                                                                       ----
SECTION 1.   Purchase and Sale of Stock                                  1
     1.1   Sale and Purchase of the Shares                               1
     1.2   Closing                                                       1

SECTION 2.   Representations and Warranties of the Company               1
     2.1   SEC Filings                                                   1
     2.2   Absence of Certain Changes                                    2
     2.3   Organization, Good Standing and Qualification                 2
     2.4   Authorization                                                 2
     2.5   Capitalization                                                2
     2.6   Valid Issuance of Stock                                       3
     2.7   Governmental Consents                                         3
     2.8   Litigation, etc.                                              3
     2.9   Subsidiaries                                                  3
    2.10   No Conflict with Other Instruments                            3
    2.11   Patents, Trademarks and Regulatory Approvals                  3

SECTION 3.   Purchaser Representations and Warranties                    4
     3.1   Authorization                                                 4
     3.2   Purchase Entirely for Own Account                             4
     3.3   Disclosure of Information                                     5
     3.4   Investment Experience                                         5
     3.5   Restricted Securities                                         5
     3.6   Further Limitations on Disposition                            5
     3.7   Legends                                                       5

SECTION 4.   Registration Rights                                         6
           Definitions                                                   6
     4.1   Demand Rights                                                 6
           (a)  Registration                                             6
           (b)  Underwriting                                             6
           (c)  Limitations                                              7
     4.2   PiggyBack Rights                                              7
          (a)   Notice of Registration                                   7
          (b)   Underwriting                                             8
     4.3  Obligations of the Company                                     8
     4.4  Furnish Information                                           10
     4.5  Expenses of Company Registration                              10
     4.6  Indemnification                                               10
     4.7  Reports Under Securities Exchange Act of 1934                 12
     4.8  Assignment of Registration Rights                             12
     4.9  Amendment of Registration Rights                              12
     4.10 Termination of Registration Rights                            12

                               TABLE OF CONTENTS
                               -----------------
                                                                       Page
                                                                       ----

SECTION 5.  Covenants                                                   13
     5.1  Limitation on Sale of Stock                                   13
     5.2  Permitted Transfer                                            13

SECTION 6.   Miscellaneous                                              13
     6.1  Survival of Warranties                                        13
     6.2  Successors and Assigns                                        13
     6.3  Governing Law                                                 13
     6.4  Counterparts                                                  13
     6.5  Titles and Subtitles                                          14
     6.6  Assignment                                                    14
     6.7  Notices                                                       14
     6.8  Finder's Fee                                                  15
     6.9  Expenses                                                      15
     6.10 Amendments and Waivers                                        15
     6.11 Severability                                                  15
     6.12 Aggregation of Stock                                          16





          EXHIBIT A
              Schedule of Exceptions (Section 2)
          EXHIBIT B
              Definition of Material Changes (Section 5.1)

                             INDEX TO DEFINITIONS
                             --------------------
                                                                     Section
                                                                     -------
     Act                                                               1.2

     Affiliate                                                         4.8

     Agreement                                                        Intro.

     Effective Date                                                   Intro.

     Closing                                                           1.2

     Company                                                          Intro.

     Dermagraft Agreements                                             5.1

     Exchange Act                                                     4.6(a)

     Heads of Agreement                                                5.1

     Holder                                                             4

     Non-participating Holders                                        4.2(b)

     Permitted Sale Date                                               5.1

     Purchase Price                                                    1.1

     Purchaser                                                        Intro.

     Register, Registered, and Registration                             4

     Registrable Securities                                             4

     Registration Expenses                                             4.5

     Schedule of Exceptions                                     2 & Exhibit A

     SEC                                                               1.2

     SEC Filings                                                        2

     Subject Wound Care Applications                                  2.11

     Stock                                                             1.1

     Violation                                                       4.6(a)

                                 COMMON STOCK
                              PURCHASE AGREEMENT


     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of January 14, 1998 (the "Effective Date") by and between Advanced Tissue Sciences, Inc., a Delaware corporation (the "Company"), and Smith & Nephew SNATS, Inc., a Delaware corporation (the "Purchaser").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

SECTION 1.   Purchase and Sale of Stock
             --------------------------

             1.1  Sale and Purchase of the Shares.  Pursuant to the terms
                  -------------------------------
hereof and in reliance upon the representations and agreements contained herein, at the Closing (as hereinafter defined), the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company, US $20,000,000 (the "Purchase Price") of the Company's Common Stock, $0.01 par value (the "Stock"). The aggregate number of shares of Stock which the Purchaser shall purchase shall be _______________________________________, at a per share price of $______________.

             1.2  Closing.  Payment for and delivery of the Stock shall take
                  -------
place at a closing to be held at the offices of the Company three (3) business days after the Effective Date (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to Purchaser a certificate representing the Stock against payment to the Company of the Purchase Price by Purchaser by bank wire transfer of immediately available funds to an account designated by the Company payable to the Company's order. The Stock will not be registered with the U.S. Securities and Exchange Commission ("SEC") under the U.S. Securities Act of 1933, as amended (the "Act") unless and until registration occurs pursuant to Section 4 hereof.

SECTION 2.   Representations and Warranties of the Company.  Subject to and
             ---------------------------------------------
except as disclosed in the SEC Filings (defined in Section 2.1 hereof) and/or in the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants to Purchaser that as of the Effective Date:

             2.1  SEC Filings.  The Company has previously furnished to
                  -----------
Purchaser true and complete copies (with material exhibits) of the Company's
(i) Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Annual Report"); (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 (the "Quarterly Reports"); (iii) proxy statements relating to all meetings of its stockholders (whether annual or special) since December 31, 1996; (iv) all other reports and registration statements (except registration statements on Form S-8) filed by the Company with the SEC since December 31, 1996; and (v) audited financial statements for the fiscal years ended and as of December 31, 1994, 1995 and 1996. As of their respective dates, the SEC Filings (as hereinafter defined) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since December 31, 1996, the Company has filed with the SEC all reports and registration statements and all other filings required to be filed with the SEC under the rules and regulations of the SEC. The audited financial statements and unaudited interim financial statements of the Company included or incorporated by reference in the 1996 Annual Report and the Quarterly Reports, respectively, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto, and with respect to the unaudited interim financial statements, except as to normal year-end auditing adjustments and the absence of notes) and fairly present the financial position of the Company and its subsidiaries as at the dates thereof and the results of their operations, cash flows and changes in financial position for the periods then ended. As used in this Agreement, "SEC Filings" means the reports, registration statements, proxy statements and audited financial statements of the Company referred to in clauses (i) through (v) of the first sentence of this Section 2.1.

             2.2  Absence of Certain Changes.  Except as set forth in the SEC
                  --------------------------
Filings and/or the Schedule of Exceptions, since December 31, 1996, there has not been any material adverse change, outside the ordinary course of business, in the assets, condition, affairs or prospects of the Company and its subsidiaries, financial or otherwise.

             2.3  Organization, Good Standing and Qualification.  The Company
                  ---------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties or financial condition.

             2.4  Authorization.  This Agreement constitutes a valid and
                  -------------
legally binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has all the requisite corporate power and is duly authorized to execute and deliver this Agreement, and all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and consummation of the transactions contemplated hereby have been taken.

             2.5  Capitalization.  The authorized capital stock of the
                  --------------
Company consists of 100,000,000 shares of Common Stock, of which 37,674,983* shares are issued and outstanding, as of the Effective Date, and 1,000,000 shares of Preferred Stock, of which no shares are issued and outstanding as of the Effective Date. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in notes to the SEC Filings, there are no preemptive or other outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock or other securities of the Company. All of the outstanding shares of Common Stock and the Preferred Stock have been duly and validly issued in compliance with federal and state securities laws.

             2.6  Valid Issuance of Stock.  The Stock, when issued, sold and
                  -----------------------
delivered in accordance with the terms hereof for the consideration expressed herein, will be duly authorized and validly issued, fully paid and non-assessable and, based in part upon the representations of Purchaser in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

             2.7  Governmental Consents.  No consent, approval, order or
                  ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with Nasdaq, the SEC and with certain state securities commissions after the Closing, which notices will be filed on a timely basis.

             2.8  Litigation, etc.  There is no action, suit, proceeding or
                  ---------------
investigation, pending or threatened, (i) which questions the validity of this Agreement or any other agreement contemplated hereby or the right of the Company to enter into such agreements, or (ii) which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company and its subsidiaries, financial or otherwise, or (iii) which is against the Company or any employee or officer of or consultant to the Company or any of its subsidiaries, by reason of the past employment or consulting relationships of any employee, officer or consultant of the Company.

             2.9  Subsidiaries.  The Company does not presently own or
                  ------------
control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity, other than as listed on the Schedule of Exceptions.

             2.10  No Conflict with Other Instruments.  The execution,
                   ----------------------------------
delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Certificate of Incorporation or By-laws; (ii) any provision of any judgment, decree or order to which the Company or any of its subsidiaries is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company or any of its subsidiaries is a party or by which it is bound; or (iv) to the Company's knowledge, any statute, rule or governmental regulation applicable to the Company or any of its subsidiaries.

             2.11  Patents, Trademarks and Regulatory Approvals.
                   --------------------------------------------
The Company owns or has sufficient rights in the ATS Technology and the Dermagraft(R) trademark, free and clear of any liens or encumbrances, to conduct the business of the Company as contemplated by the

Dermagraft Agreements and the Heads of Agreement (as referenced in Section
5.1 hereof). The Company is not aware of any existing or threatened infringement action or claim of invalidity or adverse ownership with respect to the ATS Technology and the Dermagraft(R) trademark for use in conjunction with the Subject Wound Care Applications (as defined in the Heads of Agreement) or of any facts which indicate that any such action or claim is likely to be instituted or asserted. The Company has disclosed to Purchaser or its Affiliates all relevant information known to the Company and believed by the Company to be significant and requested by Purchaser or its Affiliates concerning the Company's efforts to obtain regulatory approvals for the Subject Wound Care Applications products. The Company has not knowingly withheld any significant relevant information known to the Company which the Company believes Purchaser would reasonably want to know concerning the Company's efforts to obtain regulatory approvals for the Subject Wound Care Applications products. In seeking regulatory approvals, the Company has not knowingly submitted to any regulatory body any material information regarding the Subject Wound Care Applications products which is known to the Company to be false or misleading, and the Company has not knowingly omitted to submit to any regulatory body any information known to the Company to be necessary to make submitted information not misleading. Purchaser understands, however, that the ATS Technology involves technologies which have not been approved by any regulatory agency (other than an approval of the Dermagraft-TC product for specified uses in the United States and Dermagraft for specified uses in Canada), and that the Company cannot guarantee the safety or usefulness of any Subject Wound Care Applications products.

             THE COMPANY MAKES NO WARRANTIES OTHER THAN AS SET FORTH IN THIS
SECTION 2.11 CONCERNING THE ATS TECHNOLOGY, INCLUDING WITHOUT LIMITATION, THE COMPANY MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE. EXCEPT AS SET FORTH IN THIS SECTION 2.11, THE COMPANY MAKES NO WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF THE ATS TECHNOLOGY PATENT RIGHTS, OR THAT ANY PRODUCT WILL BE FREE FROM AN INFRINGEMENT ON PATENTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING ATS TECHNOLOGY PATENT RIGHTS.

SECTION 3.   Purchaser Representations and Warranties.  Purchaser hereby
             ----------------------------------------
represents and warrants as of the Effective Date:

             3.1  Authorization.  This Agreement constitutes a valid and
                  -------------
legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. Purchaser has all the requisite corporate power and is duly authorized to execute and deliver this Agreement, and all corporate action on the part of the Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been taken.

             3.2  Purchase Entirely for Own Account.  This Agreement is made
                  ---------------------------------
with Purchaser in reliance upon Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement Purchaser confirms, that the Stock to be received by Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling or granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Stock. Purchaser understands that the Stock to be purchased by it has not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

             3.3  Disclosure of Information.  Purchaser has had an
                  -------------------------
opportunity to ask questions of the Company regarding the terms and conditions of the private placement of the Stock and has received satisfactory answers to all such questions. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement.

             3.4  Investment Experience.  Purchaser is an "accredited
                  ---------------------
investor" as defined in Rule 501(a) promulgated under the Act. Purchaser is able to bear the economic risk of its investment in the Company, including the entire loss of such investment. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Stock, and Purchaser has had the opportunity to evaluate the merits and risks of its investment in the Stock.

             3.5 Restricted Securities. Purchaser understands that the shares of Stock, when issued and sold pursuant to this Agreement, will be "restricted securities" under Rule 144 under the Act, and must be held by Purchaser indefinitely unless subsequently registered under the Act or an exemption from such registration is available. In this connection, Purchaser represents that it is familiar with Rule 144 of the Act as presently in effect, and understands the resale limitations imposed thereby and by the Act.

             3.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, Purchaser agrees not to make any disposition of all or any portion of the Stock except in accordance with
Section 5.1 hereof.

             3.7 Legends. It is understood that the certificates evidencing the Stock may bear one or more of the following legends: (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 or 144A of such Act or registration under the Act is unnecessary in order for such transfer to comply with the Act." (b) Anylegend, if any, that may be required by the Commissioner of Corporations of the State of

California or required pursuant to any state, local or foreign laws governing such securities.

SECTION 4.   Registration Rights
             -------------------

             Definitions.  For purposes of this Section 4: (a) The term
             -----------
"register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document; (b) The term "Registrable Securities" means (1) the Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights are not derived by assignment under this Section 4;
(c) The term "Holder" means Purchaser or any assignee thereof in accordance with Section 4.8 hereof; (d) The term "Permitted Sale Date" is defined in
Section 5.1 hereof.

             4.1  Demand Rights.
                  -------------
                  (a)   Registration.  After the earlier of the Permitted
                        ------------
Sale Date or 28 months after the Effective Date, if the Company receives a written request from Purchaser that the Company register all of the Registrable Securities, then the Company shall:

                        (i) within ten (10) days after receipt thereof, give written notice of such request to all other Holders known to the Company; and

                        (ii) subject to the limitations of Section 4.1 hereof, use its diligent efforts to prepare and file with the SEC as soon as practicable, and in any event within sixty (60) days after receipt of such request, a registration statement under the Securities Act which shall include all Registrable Securities which the participating Holders request the Company to register pursuant to a written request delivered to the Secretary of the Company and received by such Secretary within twenty (20) days after the Company mails notice to the other Holders pursuant to
Section 4.1(a)(i) hereof.

                  (b)   Underwriting.  In connection with a registration
                        ------------
effected pursuant to this Section 4.1, if the participating Holders intend to distribute some or all of the Registrable Securities covered by their requests through an underwritten public offering, then the underwriter will be selected by the participating Holders and shall be reasonably acceptable to the Company. The participating Holders and the Company shall enter into an underwriting agreement in customary form with the selected underwriter.
If any Holder declines to execute such underwriting agreement, then such Holder shall not have any right to include any Registrable Securities in such underwriting. Notwithstanding any other provision of this Section 4.1(b), if the underwriter advises the participating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all of the participating Holders thereof, in proportion to the amount of Registrable Securities of the Company held by each participating Holder; provided, however, that the number of shares of Registrable Securities owned by the Holder who initiated the request for the demand registration shall not be reduced until all other Holders have been eliminated entirely. The registration statement filed pursuant to the request of the participating Holders may include other Company securities held by persons with registration rights and may also include securities of the Company being sold by the Company for its own account, provided that if more than 50% of the shares sold in such offering are for the account of the Company, then such registration shall not be counted for the purpose of the limitation set forth in Section 4.1(c)(ii).

                  (c)   Limitations.  The Company shall not be obligated to
                        -----------
effect, or to take any action to effect, any registration pursuant to this
Section 4.1:

                        (i) In any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Act.

                        (ii) After the Holders have registered Registrable Securities pursuant to this Section 4.1 on one occasion; provided, however, that if all of the participating Holders notify the Company in writing that they withdraw their request to register their Registrable Securities pursuant to this Section 4.1 prior to the filing of the registration statement in connection with such registration, and they pay the Registration Expenses
(as defined below) in connection with such registration, then such registration shall not be counted for purposes of this limitation.

                        (iii) At any time during the period beginning when the Company has commenced registration procedures (whether by means of holding discussions with an underwriter or commencing preparation of the registration statement) with respect to the filing of another registration statement (other than on Form S-8 or S-4) of the Company with the SEC which it in good faith expects to file within thirty (30) days and ending the earliest of (A) the abandonment of such other offering; or (B) 180 days after the effective date of such other registration statement relating to the other offering.

                        (iv) If the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for a registration statement to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 120 days and for not more than once in any 12-month period.

             4.2  PiggyBack Rights.
                  ----------------
                  (a)   Notice of Registration.  Anytime after the Permitted
                        ----------------------
Sale Date, if

(but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 6.7 hereof, the Company shall, subject to the provisions of Section 4.2(b) hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. No Holder shall have any rights under this Section 4.2 unless it is the owner of at least 50,000 shares of Common Stock.

                  (b)   Underwriting.  If the registration of which the
                        ------------
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section 4.2(a) hereof. In such event, the right of any Holder to registration pursuant to Section 4.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) ("Non-participating Holders"), and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of Company securities owned by such Holders at the time of filing the registration statement; provided, however, that all Registrable Securities proposed to be sold for the account of the Non-participating Holders (or their transferees) shall be excluded from the registration and underwriting prior to any reduction in the number of Registrable Securities proposed to be sold for the account of other Holders. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

             4.3  Obligations of the Company.  Whenever required under this
                  --------------------------
Section 4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, if based upon a demand from a Holder, keep such registration statement effective until all of the shares of Stock have been sold.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 4, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 4, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

             4.4  Furnish Information.  It shall be a condition precedent to
                  -------------------
the obligations of the Company to a particular selling Holder to take any action pursuant to this Section 4 that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such selling Holder's Registrable Securities.

             4.5  Expenses of Company Registration.  The Company shall bear
                  --------------------------------
and pay all expenses (the "Registration Expenses") incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 4.1 and 4.2 hereof, including (without limitation) all registration, filing and qualification fees, printers costs, company attorneys' fees, and accounting fees relating or apportionable thereto, and up to $5,000 for the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

             4.6  Indemnification.  In the event any Registrable Securities
                  ---------------
are included in a registration statement under this Section 4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal, state and securities' law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses as incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 4.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person, may become subject, under the Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses as incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 4.6(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 4.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 4.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.6.

                  (d)   The obligations of the Company and Holders under this
Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4, and otherwise.

             4.7  Reports Under Securities Exchange Act of 1934.  With a
                  ---------------------------------------------
view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the Closing;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, on an annual basis or otherwise, upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to any such SEC rule or regulation.

             4.8  Assignment of Registration Rights.  The rights to cause the
                  ---------------------------------
Company to register Registrable Securities pursuant to this Section 4 may be assigned by the Purchaser only to an "Affiliate" of Purchaser and, and only where (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such Affiliate becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if it were an original purchaser hereunder and (iii) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Affiliate and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by such Affiliate is restricted under the Act. "Affiliate" for purposes of this Section 4.8 shall mean any corporation or other entity controlling, controlled by, or under common control with Purchaser.

             4.9  Amendment of Registration Rights.  Any provision of this
                  --------------------------------
Section 4 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

             4.10 Termination of Registration Rights.  The Company's
                  ----------------------------------
obligations pursuant to this Section 4 shall terminate seven (7) years from the Effective Date.

SECTION 5.   Covenants.
             ---------

             5.1  Limitation on Sale of Stock.  Purchaser hereby agrees that
                  ---------------------------
it will not sell any of the shares of the Stock prior to the "Permitted Sale Date," which shall be the earlier of (i) a Material Default by the Company or its Affiliates under the Dermagraft Agreements (as defined in that certain Heads of Agreement dated of even date between the Company and Purchaser and their Affiliates); or (ii) thirty (30) months after the Effective Date hereof; or (iii) the occurrence of one or more of the specific material changes in the Company as specified on Exhibit B attached hereto, and then only after dissemination to the public of information regarding such occurrence(s) which dissemination shall be made promptly following such occurrence. After the Permitted Sale Date, Purchaser will be entitled to sell or transfer any or all of the shares of the Stock in any manner that it shall determine, provided that such transfer or sale is in accordance with the federal securities laws, and provided, further, that Purchaser shall notify in writing the Company of Purchaser's intention to effect sales at least two business days prior to the first sale effected in any thirty-day period as specified in Section 4 hereof; provided, however, Purchaser shall coordinate any such sale made in the public stock market through a nationally recognized underwriting firm reasonably acceptable to the Company. These limitations on sale of the Stock shall be applicable on any Holder until the Stock is sold in the public stock market.

             5.2  Permitted Transfer.  As an exception to the transfer
                  ------------------
restrictions set forth in Section 5.1 hereof, Purchaser may transfer the Stock to an Affiliate of Purchaser, so long as the Affiliate agrees in writing to be bound by all of the provisions of this Agreement.

SECTION 6.   Miscellaneous.
             -------------

             6.1  Survival of Warranties.  The warranties, representations
                  ----------------------
and covenants of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser.

             6.2  Successors and Assigns.  The terms and conditions of this
                  ----------------------
Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             6.3  Governing Law.  This Agreement shall be governed by and
                  -------------
construed under the laws of the State of Delaware.

             6.4  Counterparts.  This Agreement may be executed in two or
                  ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             6.5  Titles and Subtitles.  The titles and subtitles used in
                  --------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             6.6  Assignment.  This Agreement may not be assigned or otherwise
                  ----------
transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred, by either party without the written consent of the other party; provided, however, that either the Company or the Purchaser may, without such consent, assign this Agreement and its rights and obligations thereunder (a) in connection with the transfer or sale of all or substantially all of its business, if such assets include substantially all of the assets relating to its performance of its respective obligations hereunder, (b) to a wholly owned subsidiary or (c) in the event of its merger or consolidation with another company at any time during the term of this Agreement. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

             6.7  Notices.  Any notice or report required or permitted to be
                  -------
given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid, addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

     The Company:

             Advanced Tissue Sciences, Inc.
             10933 North Torrey Pines Road
             La Jolla, California 92037
             Attention: Office of the General Counsel
             (619) 450-5730
             (619) 450-5732 fax

     The Purchaser:

             Smith & Nephew SNATS, Inc.
             One Commerce Center, Ste. 788
             1201 N. Orange Street
             Wilmington, Delaware 19801-1119
             Attn:  President
             Fax:  302/884-6752

     with a copy to:

             Smith & Nephew plc
             2 Temple Place
             Victoria Embankment
             London WC2R3BP
             England
             Attn:  Company Secretary
             Fax:  011-44-171-240-7088

     and a copy to:

             Smith & Nephew Inc.
             1450 E. Brooks Road
             Memphis, Tennessee 38116
             Attn:  General Counsel
             Fax:  901/396-7824

             6.8  Finder's Fee.  Each party represents that it neither is
                  ------------
nor will be obligated for any finders' fee or commission in connection with this transaction. Each party agrees to indemnify and hold harmless the other party from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the party or any of its officers, partners, employees or representatives is responsible.

             6.9  Expenses.  Irrespective of whether the Closing is effected,
                  --------
each party shall bear its own costs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Company's Certificate of Incorporation, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

             6.10 Amendments and Waivers.  Except as specified in Section 4.9,
                  ----------------------
any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company; provided, however, that no condition set forth in Section 5 hereof may be waived, unless the Company consents thereto.

             6.11 Severability.  If one or more provisions of this Agreement
                  ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             6.12 Aggregation of Stock.  All shares of Stock held or acquired
                  --------------------
by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      ADVANCED TISSUE SCIENCES, INC.

                                      By:  _________________________________

                                      Title:  ______________________________



                                      SMITH & NEPHEW SNATS, INC.

                                      By:  _________________________________

                                      Title:  ______________________________

                                   EXHIBIT A

                            SCHEDULE OF EXCEPTIONS

                                   EXHIBIT B

                        DEFINITION OF MATERIAL CHANGES

                                 (Section 5.1)

     1. ATS publicly announces a proposed merger of ATS with another company, pursuant to which the former shareholders of ATS will own less than 75% of the combined voting equity of the merged entity.

     2. ATS sells its voting equity stock to a party such that the party (and its Affiliates) owns more than 25% of all of the ATS voting equity stock.

     3. ATS sells a component or components of the ATS business over a rolling 12-month period for consideration in excess of 33% of the total ATS market capitalization at the time of the public announcement of the sale. (A licensing transaction for a strategic alliance in which ATS will continue to be involved is not a sale for purposes of this section.)

     4. The termination of either Arthur J. Benvenuto or Gail K. Naughton as executives of ATS, without a mutually acceptable replacement executive being hired by ATS, with S&N's acceptance (or disapproval) to be given based upon S&N's good faith and reasonable discretion.

     5. The share price for ATS common stock falls below $6.00 for two consecutive days, as shown on last reported sale for the day on the Nasdaq National Market.

     6. The ATS Board of Directors decides, and makes a public announcement of said decision, to make a fundamental change in the business of ATS such that ATS focus is no longer principally in the area of human tissue engineered products.